UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 21, 2010

LianDi Clean Technology Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-52235 (Commission File Number)	75-2834498 (IRS Employer Identification No.)

4th Floor Tower B. Wanliuxingui Building,

No. 28 Wanquanzhuang Road, Haidian District, Beijing, 100089  China

(Address of principal executive offices and zip code)

(86) 010-5872-0171

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Change in Registrant’s Certifying Accountant

On July 21, 2010, LianDi Clean Technology Inc. (the “Company”) engaged Crowe Horwath (HK) CPA Limited (“Crowe”) as its principal accountant and dismissed AGCA, Inc. (“AGCA”) from that role.  The change in accountants was approved by the Company’s Audit Committee and did not result from any dissatisfaction with the quality of professional services rendered by AGCA.

AGCA was the Company’s auditor only in connection with the Company’s fiscal year ended March 31, 2010.  In connection with the audit of the Company’s financial statements for the fiscal year ended March 31, 2010 and the subsequent interim period through July 21, 2010, (i) there were no disagreements with AGCA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to AGCA’s satisfaction, would have caused AGCA to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The report of AGCA on the Company’s financial statements for the fiscal year ended March 31, 2010 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Attached as Exhibit 16.1 is a copy of AGCA’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K/A.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to July 21, 2010, the Company did not consult with Crowe regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Crowe that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Description

16.1	Letter of AGCA to the SEC dated July 26, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2010	LIANDI CLEAN TECHNOLOGY INC.

	By:	/s/ Jianzhong Zuo
		Name:	Jianzhong Zuo
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of AGCA to the SEC dated July 26, 2010